Exhibit 99.1	NEWS RELEASE RARE ELEMENT RESOURCES LTD TSX: RES & AMEX: REE October 27, 2011 Ref: 23-2011

Rare Element Reports Initial 2011 Drilling Results From Bear Lodge

- Results from 21 holes included

- Additional REEs hit at East Taylor and Whitetail Ridge

- Both REEs and gold in three East Taylor holes

Lakewood, Colorado - Rare Element Resources Ltd. (TSX: RES and NYSE-AMEX: REE) is pleased to announce rare earth element (REE) assay results from 21 drill holes completed during the ongoing 2011 core drilling program at the Company's 100% owned Bear Lodge property, located in northeastern Wyoming, USA. The 21 holes intercepted many high-grade REE zones and extensive intercepts of veins and stockwork FMR mineralization. Whitetail Ridge drill holes were all step-offs from the resource, and the holes at East Taylor confirmed and expanded the initial reverse circulation drill results reported in a news release dated 4 August 2011.

Company Vice President of Exploration, Dr. Jim Clark states: “We continue to receive encouraging results from the Bull Hill resource area, and we are extending that mineralization west of the Bull Hill drainage. Our results at the Whitetail Ridge Resource Area confirm the Company’s initial impression regarding the potential size and tenor of the REE mineralization there, and the East Taylor target is an exciting find, with the original RC drill assay values now confirmed with core drilling. We are investigating the significance of the overlapping REE and gold mineralization at both East Taylor and Whitetail Ridge.”

The drill hole results include those for 12 holes from the Bull Hill Resource Area, 6 holes from the Whitetail Ridge Resource Area, and 3 holes from the East Taylor REE-gold target area. Rare Element announced updated resources for the Bull Hill and Whitetail Ridge areas on 14 June 2011. The objectives of the current drilling program are to continue the expansion and upgrading of the Bull Hill and Whitetail Ridge oxide resources, and to explore for additional REE resources at the East Taylor target area. The Company announced the identification of significant heavy rare earth (HREE) enrichment at the Whitetail Ridge Resource Area and the East Taylor and Carbon target areas in the news release dated 4 August 2011. Highlights of the current drill program include the following high-grade intercepts:

Bull Hill Resource Area:

RES11-17 –

58 feet @ 4.88% TREO (total rare earth oxide)

RES11-21 –

40 feet @ 3.21% TREO

115 feet @ 3.38% TREO

RES11-22 –

26 feet @ 4.17% TREO

20.5 feet @ 4.82% TREO

33.75 feet @ 2.71% TREO

64 feet @ 5.48% TREO

79 feet @ 3.96% TREO

Whitetail Ridge Resource Area:

RES11-10 –

31.8 feet @ 3.94% TREO

43.7 feet @ 3.27% TREO

27 feet @ 4.68% TREO

RES11-12 –

113 feet @ 2.52% TREO

RES11-14 –

48.25 feet @ 2.90% TREO

66.4 feet @ 1.99% TREO

RES11-25 –

108 feet @ 3.81% TREO

East Taylor Target Area:

RES11-26 –

41.5 feet @ 4.15% TREO

Drilling Results

REE assay values are reported by convention as the combined oxide equivalents (REO) of the fifteen elements in the lanthanide series + yttrium. The oxide equivalents are approximately 15.6% higher than the combined metal assay values. The Bull Hill deposits at the Bear Lodge project contain predominantly the "light" REE (lanthanum, cerium, praseodymium, neodymium, and samarium), with economically important quantities of several of the “heavy” REE (europium, dysprosium, and terbium). The Whitetail Ridge Resource area, and the East Taylor and Carbon REE-gold target areas, show significant HREE enrichment, with enhanced abundances of Eu, Dy, Tb, and Y (see news release dated 4 August 2011).

The host for all rare earth mineralization in the Bear Lodge Mountains is a large alkaline igneous complex that forms the core of the mountain range. Rare earth mineralization intersected in the twenty-one drill holes is primarily contained within the near-surface oxidized (FMR) and partly oxidized (oxide carbonate) equivalents of carbonatite dikes that are widespread in the district and concentrated in dike swarms and stockwork zones along the southwest flank of the Bull Hill diatreme, west of the Bull Hill drainage, and in association with the Whitetail Ridge diatreme, northwest of Bull Hill. The host rocks at Bull Hill and Whitetail Ridge consist largely of heterolithic intrusive breccia, while west of Bull Hill the host rocks are predominantly trachyte, phonolite, and subordinate breccia. FMR refers to the major constituents of the highly oxidized, former carbonatite dikes that occur in the depth range from the surface to 300-500 beneath the surface– F (FeOx)-M (MnOx)-R (REE minerals).

Bull Hill Resource Area and Bull Hill West Target Area

Seven of the 12 holes in the Bull Hill Resource Area were drilled along a prescribed NE-SW grid, at azimuths of either 045º or 225º, the former as infill holes in the main Bull Hill SW deposit, and the latter as holes testing the Bull Hill West area, west of the Bull Hill drainage (Figure 2). The resource evaluation grid was established for the Bull Hill SW deposit in conjunction with Ore Reserves Engineering, the Company’s resource estimation consultant. Core holes drilled along other bearings were oriented to test areas of structural complexity. The bearing, inclination, and significant assay intercepts from the Bull Hill area drill holes are summarized in Table 1 below.

Table 1. Significant assay intercepts from the Bull Hill Resource Area (includes Bull Hill SW and Bull Hill W)

Drill hole RES11-01 (225, -45º; t.d. 699 feet) (site BH11-1; section 10SE)

Interval From (ft)	Interval To (ft)	Intercept (ft)	Est. true thickness (ft)	Mineralized lithology	TREO (%)
100	145	45	32	FMR veins and stockwork	2.00

Drill Hole RES11-02 (225, -45º; t.d. 994 feet) (site BH11-3; section 10 SE)

Interval From (ft)	Interval To (ft)	Intercept (ft)	Est. true thickness (ft)	Mineralized lithology	TREO (%)
200.5	209	8.5	6	FMR dike and veins	7.94
524	535	11	7.8	FMR veins and stockwork	1.58
554	563.5	9.5	6.7	FMR veins and stockwork	1.57
890	907	17	12	FMR dike	4.05
934	976	42	666	Carbonatite dike and veins	1.95

Drill Hole RES11-03 (090, -45º; t.d. 774 feet) (site BH11-3; section 10 SE)

Interval From (ft)	Interval To (ft)	Intercept (ft)	Est. true thickness (ft)	Mineralized lithology	TREO (%)
198	207	9	6.4	FMR veins and stockwork	1.67
231.5	240.5	9	6.4	FMR vein and stockwork	2.05

Drill Hole RES11-04 (225, -45º; t.d. 1345 feet) (site BH11-2; section 12 SE)

Interval From (ft)	Interval To (ft)	Intercept (ft)	Est. true thickness (ft)	Mineralized lithology	TREO (%)
371	377	6	4.2	FMR vein and stockwork	1.73
507	510	3	3	FMR vein and stockwork	3.72
724	730.5	6.5	6.5	FMR stockwork	2.92
783	792	9	9	Transitional carbonatite veins and stockwork	2.92
830	845	15	15	Carbonatite veins and stockwork	1.69
895	906	11	11	Carbonatite veins and stockwork	1.81
943	950	7	6.3	Carbonatite veins and stockwork	2.57
994	1012	18	16.2	Carbonatite dike	5.19
1032	1044	12	10.8	Carbonatite veins and stockwork	1.94

Drill Hole RES11-07 (225, -45º; t.d. 345 feet) (site BH11-4; section 12 SE)

Interval From (ft)	Interval To (ft)	Intercept (ft)	Est. true thickness (ft)	Mineralized lithology	TREO (%)
77	83	6	4.2	FMR veins and stockwork	2.71
163	173	10	7	FMR veins and stockwork	1.68

Drill Hole RES11-17 (135, -45º; t.d. 525 feet) (site 10-F; section 8 NW)

Interval From (ft)	Interval To (ft)	Intercept (ft)	Est. true thickness (ft)	Mineralized lithology	TREO (%)
25	31.5	6.5	4.6	FMR vein	1.52
89.5	98	8.5	8.2	FMR veins and stockwork	1.64
131	139	8	5.7	FMR veins and stockwork	2.07
169.5	228	58.5	51	FMR dike, veins, and stockwork	4.88
182	185	3			8.59
214	228	14			13.77
312.5	323	10.5	7.4	FMR veins and stockwork	1.67

Drill Hole RES11-18 (045, -45º; t.d. 900 feet) (site BH11-5; section 8 SE)

Interval From (ft)	Interval To (ft)	Intercept (ft)	Est. true thickness (ft)	Mineralized lithology	TREO (%)
51	60	9	9	Clay altered FMR stockwork	1.87
177.5	182	4.5	3.2	FMR vein and stockwork	2.19
224	240	16	12.3	FMR veins and stockwork	1.75
282.25	293.75	11.5	8.8	FMR veins and stockwork	1.62
325	332	7	6.3	FMR dike	6.34
440	450	10	9.7	FMR veins and stockwork	5.47

Drill Hole RES11-20 (090, -45º; t.d. 604 feet) (site BH11-5; section 8 SE)

Interval From (ft)	Interval To (ft)	Intercept (ft)	Est. true thickness (ft)	Mineralized lithology	TREO (%)
34	41	7	7	Clay altered FMR stockwork	2.42
50	57	7	7	Clay altered FMR stockwork	1.55
154	164	10	7	FMR veins and stockwork	1.70
204	215	11	10.6	FMR veins and stockwork	1.51
235	264	29	25	FMR veins and stockwork	2.73
235	244	9			4.39

Drill Hole RES11-21 (045, -45º; t.d. 1063 feet) (BH11-11, section 4 NW)

Interval From (ft)	Interval To (ft)	Intercept (ft)	Est. true thickness (ft)	Mineralized lithology	TREO (%)
32.5	41	8.5	6	FMR stockwork	2.35
84	95	11	10	FMR veins and stockwork	1.70
149.75	160	10.25	9.3	FMR veins and stockwork	2.71
217	244	27	24	FMR dike	2.83
313	324	11	9.7	FMR dike, veins, and stockwork	2.22
349	389	40	36	FMR dike and stockwork	3.21
370	381	11			8.06
427.5	443	15.5	14	FMR dike and stockwork	3.32
460	466	6	5	FMR veins and stockwork	1.88
497.5	506	8.5	8	FMR stockwork	1.68
637	673.5	36.5	33	Oxide carbonate dike	2.54
693	730.5	37.5	34	Oxide carbonate dikes, veins, stockwork	2.53
760	875	115	94	Oxide carbonate dikes, veins, stockwork	3.38
778	799.5	21.5			5.04
835	875	40			5.30
968	975	7	4.9	Carbonatite veins	1.86
1014	1020	6	5.4	Carbonatite dike and vein	3.72

Drill Hole RES11-22 (045, -45º; t.d. 1105 feet) (BH11-15, section 2 NW)

Interval From (ft)	Interval To (ft)	Intercept (ft)	Est. true thickness (ft)	Mineralized lithology	TREO (%)
46.5	62	15.5	11	FMR vein and stockwork	1.56
237	263	26	21.3	FMR veins and stockwork	4.17
287.75	321.5	33.75	27.6	FMR dikes, veins, and stockwork	2.71
287.75	295	7.25			6.96
411	475	64	45	FMR dikes, veins, and stockwork	5.48
411	417	6			12.13
436.5	450	13.5			16.10
512.75	522.5	9.75	4.9	Oxide carbonate veins and stockwork	3.05
552.75	564	11.25	10.7	Oxide carbonate and carbonatite dikes, veins, and stockwork	3.38
642.5	650.75	8.25	8	Oxide carbonate and carbonatite dike	4.28
699	778	79	68.4	Oxide carbonate and carbonatite dikes, veins, and stockwork	3.96
699	703	4			6.32
735.75	778	42.25			5.18
808	843.5	35.5	30.7	Oxide carbonate and carbonatite dikes, veins, and stockwork	2.57
830.5	843.5	13			4.65
873.5	908.25	34.75	26.6	Carbonatite veins and stockwork	2.01
939.5	947	7.5	5.7	Carbonatite veins	2.75
959	976.5	17.5	11.2	Carbonatite veins	2.98
995.5	1005.75	10.25	6.6	Carbonatite veins	2.42
1035	1045	10	6.4	Carbonatite veins	1.97
1075	1085	10	6.4	Carbonatite veins	3.15

Whitetail Ridge

Rare earth mineralization in and adjacent to the Whitetail Ridge Resource area is associated with the Whitetail Ridge diatreme. The REE mineralization occurs in dominantly NW-trending dikes, veins, and stockwork zones, and it may occur also as disseminations in recrystallized diatreme breccia matrix. The latter occurrence mode has yet to be confirmed in detailed mineralogical studies, for which samples are being collected. Five of the six drill holes were drilled on the NE/SW resource evaluation grid at azimuths of 045º (3 holes) and 225º (2 holes), and the sixth hole was drilled at an azimuth of 205º. The bearing, inclination, and significant assay intercepts from the Whitetail Ridge area drill holes are summarized in Table 2 below.

Table 2. Significant assay intercepts from the Whitetail Ridge Resource Area

Drill Hole RES11-10 (205, -70º; t.d. 772 feet) (site WF1; section 23 NW)

Interval From (ft)	Interval To (ft)	Intercept (ft)	Est. true thickness (ft)	Mineralized lithology	TREO (%)
18.5	50.3	31.8	11	FMR dike, veins and stockwork	3.94
18.5	36	17.5			5.70
136.3	180	43.7	15	FMR veins and stockwork	3.27
136.3	146.8	10.5			5.16
170.8	180	9.2			4.58
290	300	10	3.4	Oxide carbonate veins and stockwork	1.98
339	344.5	5.5	3	Oxide carbonate dike and veins	3.71
377	382	5	3.8	Oxide carbonate dike	4.22
410.5	419.5	9	8.5	Oxide carbonate veins and stockwork	1.88
446.5	451	4.5	4.3	Oxide carbonate veins and stockwork	2.15
545.5	572.5	27	9.2	Oxide carbonate dike; minor rock screen	4.68
557	572.5	15.5			6.30
706	715.5	9.5	4.5	Oxide carbonate stockwork	2.30
748	752	4	3	FMR vein and stockwork	3.96

Drill Hole RES11-11 (045, -70º; t.d. 707 feet) (WF1; section 23 NW)

Interval From (ft)	Interval To (ft)	Intercept (ft)	Est. true thickness (ft)	Mineralized lithology	TREO (%)
33	39	6	2	FMR veins and stockwork	8.72
88	120	32	11	FMR veins and stockwork	2.87
88	94	6			5.17
139	161	22	8	FMR stockwork and vein	1.97
202	217.5	15.5	9.9	Oxide carbonate veins and stockwork	1.71
252	270	18	6.15	Oxide carbonate stockwork and veins	3.71
260	270	10			5.47
312	322	10	3.4	Oxide carbonate stockwork and veins	1.75
367	382	15	5.1	Oxide carbonate dike	6.19
437	447	10	7.6	Oxide carbonate dike	2.21
542	553	11	7	Oxide carbonate veins and stockwork	2.19

Drill Hole RES11-12 (045, -45º; t.d. 600 feet) (site WT1; section 25 NW)

Interval From (ft)	Interval To (ft)	Intercept (ft)	Est. true thickness (ft)	Mineralized lithology	TREO (%)
182	295	113	79.9	FMR dikes, veins, and stockwork	2.52
214.7	249.7	35			4.14
362.4	368	5.6	4.8	Oxide carbonate dike	7.34
473.5	477	3.5	2.7	Oxide carbonate dike	1.94
567.5	571	3.5	2.7	Oxide carbonate dike	2.00

Drill Hole RES11-13 (045, -70º; t.d. 1137 feet) (site WT1; section 25 NW)

Interval From (ft)	Interval To (ft)	Intercept (ft)	Est. true thickness (ft)	Mineralized lithology	TREO (%)
40	48	8	2.7	FMR dike, vein, and stockwork	2.03
191	196	5	1.7	FMR vein and stockwork	1.70
211	220	9	3	FMR disseminated and stockwork	1.54
501	516.5	15.5	5.3	Oxide carbonate dike and stockwork	2.25
679	684	5	1.7	Oxide carbonate veins	2.53
785	789	4	1.4	Oxide carbonate veins	1.92

Drill Hole RES11-14 (225, -45º; t.d. 536 feet) (site WT1; section 25 NW)

Interval From (ft)	Interval To (ft)	Intercept (ft)	Est. true thickness (ft)	Mineralized lithology	TREO (%)
18.5	25	6.5	4.6	FMR vein and stockwork	1.84
37	44.5	7.5	5.3	FMR veins and stockwork	1.52
104.25	152.5	48.25	34.3	FMR veins and disseminated	2.90
104.25	108	3.75			13.05
225.6	292	66.4	47	FMR dike, veins, stockwork, and disseminated	1.99
283.5	292	8.5			4.00
309.5	344.5	35	24.7	FMR veins, stockwork, and matrix	1.60
491.5	496	4.5	3.2	FMR dike	3.02

Drill Hole RES11-25 (225, -45º; t.d. 988 feet) (site WT3; section 21 NW)

Interval From (ft)	Interval To (ft)	Intercept (ft)	Est. true thickness (ft)	Mineralized lithology	TREO (%)
120	228	108	76.4	FMR veins and stockwork	3.81
155.5	228	72.5			5.13
291	312	21	14.8	FMR dike and stockwork/mixed Oxide and Oxide carbonate	2.11
719	748	29	20.5	Oxide carbonate veins, stockwork, and disseminated	1.92
778	797	19	13.4	Oxide carbonate veins and stockwork	2.81
792	797	5			6.33
872	880	8	5.7	Oxide carbonate vein	1.71

East Taylor Target Area

The East Taylor target is located approximately 2500 feet (760 m) west of the main Bull Hill rare-earth deposit and 2500 feet southwest of the Whitetail Ridge deposit (Figure 1). The zone appears to have an easterly strike, as opposed to the dominant northwesterly and northerly mineralized structures in the Bull Hill/Whitetail Ridge deposits. Preliminary geological mapping and projection of FMR intercepts in drill holes suggest that the REE mineralization consists of dikes and adjacent stockwork with dimensions of more than 700 feet (210 meters) east-west by 250 feet (75 meters) north-south, and the mineralization is open to the east. The identification of the zone and its enrichment in HREE, relative to the Bull Hill deposits, was discussed in a news release dated 4 August 2011. That news release reported REE assay values from reverse circulation drilling during the Company’s 2010 gold exploration program, and those assay values exhibited exceptional HREE enrichment.

The assay results reported here from the East Taylor target are from core holes drilled to confirm the reverse circulation drill hole assay results. Two holes were drilled across the zone at an azimuth of 060º, and the third hole was vertical. The bearing, inclination, and significant assay intercepts from the Whitetail Ridge area drill holes are summarized in Table 3 below. The yttrium (Y) abundance values for the significant intercepts are also noted in Table 3, owing to the association of Y with anomalous HREE values. The Company will discuss the HREE mineralization in the East Taylor drill holes in more detail in a future news release.

Table 3. Significant assay intercepts from the East Taylor target area

Drill Hole RES11-26 (060, -75º; t.d. 189 feet) (site SUN-090; section 21 NW)

Interval From (ft)	Interval To (ft)	Intercept (ft)	Est. true thickness (ft)	Mineralized lithology	TREO (%)	Y (%)
39	59.5	20.5	5.3	FMR veins and stockwork	1.64	0.07
97.5	139	41.5	10.7	FMR dike and stockwork	4.15	0.31
100.5	118	17.5			6.42	0.49
136	139	3			9.32	0.45

Drill Hole RES11-26A (060, -75º; t.d. 81 feet) (site SUN-090; section 21 NW)

Interval From (ft)	Interval To (ft)	Intercept (ft)	Est. true thickness (ft)	Mineralized lithology	TREO (%)	Y (%)
56.5	75	18.5	4.7	FMR veins and dikes	3.30	0.18
56.5	59	2.5			5.76	0.33
64	67	3			3.07	0.20
70.5	75	4.5			6.69	0.35

Drill Hole RES11-27 (-90º; t.d. 580 feet) (site SUN-090; section 21 NW)

Interval From (ft)	Interval To (ft)	Intercept (ft)	Est. true thickness (ft)	Mineralized lithology	TREO (%)	Y (%)
41	52.75	11.75	4	FMR dike	5.44	0.40

As discussed in the news release of 4 August 2010, the East Taylor area was originally a gold target, and the current assay results demonstrate significant gold mineralization in intercepts that overlap with the REE mineralization (Table 4).

Table 4.

Significant gold assay intercepts from the East Taylor target area

Drill Hole RES11-26 (060, -75º; t.d. 189 feet) (site SUN-090; section 21 NW)

Interval From (ft)	Interval To (ft)	Intercept (ft)	Est. true thickness (ft)	Mineralized lithology	Au (g/tonne)
9.5	139	129.5			1.93

Drill Hole RES11-26A (060, -75º; t.d. 81 feet) (site SUN-090; section 21 NW)

Interval From (ft)	Interval To (ft)	Intercept (ft)	Est. true thickness (ft)	Mineralized lithology	Au (g/tonne)
0	81				1.38

Drill Hole RES11-27 (-90º; t.d. 580 feet) (site SUN-090; section 21 NW)

Interval From (ft)	Interval To (ft)	Intercept (ft)	Est. true thickness (ft)	Mineralized lithology	Au (g/tonne)
6	167.5				2.01

Assays, Quality Control, and Standard Certification

ALS Chemex conducted the assaying for the rare earth elements reported here in their Vancouver, British Columbia assay facility. ALS Chemex Vancouver is accredited to ISO 9001 and operates according to ALS Group standards consistent with ISO 17025 methods at other laboratories. The samples were prepared and subjected to lithium metaborate fusion, followed by ICP analysis and a mass spectroscopy finish.

Analytical quality is monitored through the use of randomly inserted quality control samples, including standards, blanks, and duplicates, which are blinded to the analytical laboratory. Results of the analyses at ALS Chemex are evaluated continuously by Dr Jeffrey Jaacks, the Company's QA/QC consultant, who is a Qualified Person according to National Instrument 43-101. The results from the current data set indicate acceptable accuracy and precision. Blank analyses also indicate no issues with carry-over contamination.

Rare Element Resources has developed a set of proprietary internal REE analytical standards using Bear Lodge deposit mineralized material. The results from an eight laboratory round robin assay series conducted earlier this year qualify the reference materials for a greater number of rare earth elements.  The data indicate that the standards can be used as reference materials for Au, Y, La, Ce, Pr, Nd, Sm, Eu, Gd, Tb, Dy, Ho, Th, and U analyses. The work was conducted under the supervision of Dr. Jeffrey Jaacks, the Company's QA/QC consultant. Dr. Jaacks is a Qualified Person according to National Instrument 43-101.

Rare Element Resources Ltd (TSX-V: RES & AMEX: REE) is a publicly traded mineral resource company focused on exploration and development of rare-earth elements and gold on the Bear Lodge property.

Rare-earth elements are key components of the green energy technologies and other high-technology applications. Some of the major applications include hybrid automobiles, plug-in electric automobiles, advanced wind turbines, computer hard drives, compact fluorescent light bulbs, metal alloys, additives in ceramics and glass, petroleum cracking catalysts, and a number of critical military applications. China currently produces more than 95% of the 130,000 metric tonnes of rare-earths consumed annually worldwide, and China has been reducing its exports of rare earths each year. The rare-earth market is growing rapidly, and is projected to accelerate if the green technologies are implemented on a broad scale.

FOR MORE INFORMATION:

www.rareelementresources.com

or

Anne Hite, Director of Investor Relations, 720.278.2466

Donald E. Ranta, PhD, PGeo, serves the Board of Directors of the Company as an internal, technically Qualified Person.  Technical information in this news release has been reviewed by Dr. Ranta and has been prepared in accordance with Canadian regulatory requirements that are set out in National Instrument 43-101.  This news release was prepared by Company management, who take full responsibility for content. Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Forward Looking Statements

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Forward-looking statements used in this discussion are subject to various risks and uncertainties, most of which are difficult to predict and generally beyond the control of the Company. If risks or uncertainties materialize, or if underlying assumptions prove incorrect, our actual results may vary materially from those expected, estimated or projected. Forward-looking statements in this document are not a prediction of future events or circumstances, and those future events or circumstances may not occur. Given these uncertainties, users of the information included herein, including investors and prospective investors are cautioned not to place undue reliance on such forward-looking statements.